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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): August 23, 2005

                          WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

        Massachusetts              001-16767             73-1627673
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                               141 Elm Street
                             Westfield, MA 01085
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (413) 568-1911

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

      On August 23, 2005, the Board of Directors of Westfield Financial, Inc. (the "Company") approved and adopted an amendment to the Employee Stock Ownership Plan of Westfield Financial, Inc. (the "ESOP"). In accordance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001, the amendment to the ESOP provides for the distribution of participant accounts following termination of employment absent the direction of the participant if such participant has a vested balance of $1,000 or less in his or her ESOP account.

Item 9.01   Financial Statements and Exhibits

(c)         The following exhibit is furnished with this report:

            Exhibit No.    Description
            -----------    -----------

            10.10 Amendment No. 3 to the Employee Stock Ownership Plan of Westfield Financial, Inc.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTFIELD FINANCIAL, INC.


                                       By: /s/ Michael J. Janosco, Jr.
                                           ---------------------------
                                       Name:  Michael J. Janosco, Jr.
                                       Title: Chief Financial Officer and
                                       Treasurer

Date: August 24, 2005


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                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   10.10 Amendment No. 3 to the Employee Stock Ownership Plan of Westfield Financial, Inc.


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